EXHIBIT 10.97

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of September ___, 1996 by and between Biomune Systems, Inc., a Nevada corporation (the "Company"), and _______________ (the "Investor").

                                    RECITALS:

     A. WHEREAS, the Company has prepared a Confidential Private Placement Memorandum (the "Memorandum") in connection with the offering by the Company of a total of 5,000 shares of its Series C 8% Cumulative Convertible Non-Voting Preferred Stock (the "Shares") at $1,000 per Share in a private placement transaction; and

     B. WHEREAS, the Investor desires to purchase the Shares from the Company and enter into this Agreement to evidence certain registration rights granted by the Company to the Investor in connection with the offer and sale of the Shares to the Investor.

     IN CONSIDERATION OF the foregoing and other promises contained herein, the parties hereby agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "1933 Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

          "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the 1933 Act.

          "Common Stock" shall mean the restricted shares of Common Stock, $0.0001 par value per share, of the Company, as constituted as of the date of this Agreement that are issued to the Investor upon the conversion of the Series C Preferred Stock or that are issued to the Investor upon the exercise of the Prior Warrants and/or the Current Warrants.

          "Current Warrants" shall mean the warrants to purchase a total of 500,000 of the Company's common shares at $3.25 per share for two years from the date of the closing of the private placement transaction contemplated by the Memorandum.

          "Prior Warrants" shall mean the warrants to purchase a total of 1,295,657 of the Company's common shares at an exercise price of $2.38 per share that were issued by the Company to Flurina Development S.A. in connection with the issuance by the Company of shares of its Series D 8% Cumulative Convertible Non-Voting Preferred Stock on or about March 10, 1996, which warrants have been amended to increase the number of the Company's common shares thereunder to 1,470,588 shares at an exercise price of $2.125 per share.

          "Registration Statement" shall mean the registration statement on Form S-1, Form S-3 or other Form of general applicability satisfactory to the Company and its legal counsel filed with the Commission to register the Common Stock under the 1933 Act.

          "Selling Expenses" shall mean the expenses described in Section 5 below.

          "Series C Preferred Stock" shall mean the shares of the Company's Series C 8% Cumulative Convertible Non-Voting Preferred Stock, $0.0001 par value per share, issued to the Investor pursuant to the Memorandum.

     2. Restrictive Legend. Each certificate representing Common Stock shall, except as otherwise provided herein, be stamped or otherwise imprinted with a legend substantially in the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THIS SECURITY IS SUBJECT TO A REGISTRATION RIGHTS AGREEMENT ENTERED INTO BY AND BETWEEN BIOMUNE SYSTEMS, INC. AND THE INVESTOR, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF BIOMUNE SYSTEMS, INC.

     3. Registration Rights. The Company will use its reasonable best efforts to prepare and file the Registration Statement with the Commission no later than October 30, 1996 covering the Common Stock (which Common Stock underlies the Series C Preferred Stock, the Company's common shares underlying the Prior Warrants and the Company's common shares underlying the Current Warrants) and shall use its reasonable best efforts to have the Registration Statement declared effective by the Commission by January 2, 1997. In the event the Registration Statement has not been declared effective by the Commission by March 1, 1997, the Investor shall have the right to convert the Series C Preferred Stock into any other type of exempt transaction as may be determined by the Investor, in its sole discretion, and the Company shall provide all required cooperation in that regard.

     4. Registration Procedures. The Company will, as expeditiously as possible, use its reasonable best efforts to:

          (a) prepare and file with the Commission the Registration Statement with respect to the Common Stock and use its reasonable best efforts to cause the Registration Statement to become effective;

          (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for twelve (12) months and comply with the provisions of the 1933 Act with respect to the disposition of shares of Common Stock covered by the Registration Statement in accordance with the Investor's intended method of disposition set forth in the Registration Statement for such period;

          (c) furnish to the Investor such number of copies of the Registration Statement and the printed prospectus included therein (including each preliminary prospectus) as the Investor reasonably may request in order to facilitate the public sale or other disposition of the Common Stock covered by the Registration Statement;

          (d) after the filing of the Registration Statement, the Company will promptly notify the Investor of all comments delivered to the Company by the Commission and take all reasonable actions required and use its best efforts to respond to such comments and to prevent the entry of any stop order or to remove any stop order if entered;

          (e) use its reasonable best efforts to register or qualify the Common Stock covered by the Registration Statement under the securities or "blue sky" laws of such states or jurisdictions as the Investor shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any state or jurisdiction where it is not so qualified or to consent to general service of process in any such state or jurisdiction;

          (f) use its reasonable best efforts to list the Common Stock covered by the Registration Statement on the NASDAQ SmallCap Market or any securities exchange on which the Company's common shares are then-listed;

          (g) immediately notify the Investor at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge, as a result of which the prospectus contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (h) make available for inspection by the Investor and any attorney, accountant or other agent retained by the Investor all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investor, attorney, accountant or agent in connection with the Registration Statement;

          (i) in connection with the registration hereunder, the Investor will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws, rules and regulations;

          (j) in connection with the preparation and filing of the Registration Statement under the 1933 Act pursuant to this Agreement, the Company will give the Investor the opportunity to participate in the preparation of such aspects of the Registration Statement as relate to or impact upon the Investor's interests, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto; and

          (k) notwithstanding the provisions of Sections 3 and 4(a) above, the Company's obligation to file the Registration Statement or cause the Registration Statement to become and remain effective, shall be suspended for a period not to exceed ninety (90) days if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed.

     5. Selling Expenses. All expenses incurred by in connection with the registration pursuant to Section 3 above (excluding underwriters' commissions and discounts and legal fees incurred by the Investor, if any), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance shall be borne by the Company.

     6. Indemnification and Contribution.

     (a) In the event of a registration of any of the Common Stock under the 1933 Act pursuant to Section 3 above, the Company will indemnify and hold harmless the Investor and each other person, if any, who controls the Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Investor or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Common Stock was registered under the 1933 Act pursuant to Section 3 above, any final prospectus contained therein, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Investor and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor or any such controlling person in writing specifically for use in the Registration Statement or any prospectus.

     (b) In the event of a registration of any of the Common Stock under the 1933 Act pursuant to Section 3 above, the Investor will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the Registration Statement and each director of the Company against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director or controlling person may become subject under the 1933 Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Common Stock was registered under the 1933 Act pursuant to Section 3 above, any final prospectus contained therein, or any amendment thereof or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Investor will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Investor, as such, furnished in writing to the Company by the Investor specifically for use in the Registration Statement or prospectus; provided, further, however, that the liability of the Investor hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the public offering price of the shares sold by the Investor under the Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by the Investor from the sale of Common Stock covered by the Registration Statement.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action or the threat of commencement thereof, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party other than under this
Section 6 and shall only relieve it from any liability that it may have to such indemnified party under this Section 6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it desires, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with and oversight of counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or in addition to those available to the defenses available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assert such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) the Investor or any controlling person of the Investor makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Investor or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and the Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Investor is responsible for the portion represented by the percentage that the public offering price of its Common Stock offered by the Registration Statement bears to the public offering price of all securities offered by the Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the Investor will not be required to contribute any amount in excess of the net proceeds of the sale of all such shares of Common Stock sold by it pursuant to the Registration Statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity.

     7. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     8. Special Dividends. The Company shall pay the Investor one or more special dividends in the amount of 1-1/2% of the Share Purchase Price (as that term is defined in the Memorandum in cash if the shares of the Company's Common Stock underlying the Series C Preferred Stock have not been registered with the Commission by January 2, 1997. The special dividend shall be paid in cash on the 1st and 15th day of each month that the shares of Common Stock underlying the Series C Preferred Stock have not been registered with the Commission, commencing with January 2, 1997.

     9. Miscellaneous.

     (a) All covenants and agreements contained in this Agreement by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Common Stock), whether so expressed or not.

     (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be hand-delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

          (i) if to the Company, to the address of the Company set forth in the Memorandum;

          (ii) if to the Investor, to it at such address as may have been furnished to the Company in writing;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of the Investor) or to the Investor (in the case of the Company) in accordance with the provisions of this Section 9(b)

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

     (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Investor.

     (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

     (f) The obligations of the Company to register shares of Common Stock under
Section 3 above shall terminate on the first (1st) anniversary of the date of this Agreement.

     (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     (h) If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to attorneys' fees, costs and disbursements in addition to any other relief to which such party may otherwise be entitled.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, effective as of the date first written above.

THE INVESTOR:                               THE COMPANY:

______________________________,             BIOMUNE SYSTEMS, INC.,
a ____________ corporation                  a Nevada corporation



By:    __________________________           By:    _____________________________
       __________________________                  David G. Derrick
Its:   __________________________          Its:    Chief Executive Officer